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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):
                               February 12, 1996




                                  PACIFICORP

            (Exact name of registrant as specified in its charter)

    State of Oregon              1-5152                   93-0246090
(State of Incorporation)       (Commission             (I.R.S. Employer
                                File No.)             Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon               97232-4116
(Address of principal executive offices)                       (Zip Code)

           Registrant's telephone number, including area code:
                             (503) 731-2000



                                   No Change
         (Former Name or Former Address, if changed since last report)
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Item 5.  OTHER EVENTS

        Information contained in the news release of PacifiCorp issued on February 12, 1996 is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        c)  Exhibit

            99. PacifiCorp news release issued February 12, 1996.



                                SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
4116
                                 PACIFICORP
                                 (Registrant)



                                 By: RICHARD T. O'BRIEN
                                     ______________________
                                     Richard T. O'Brien
                                     Sr. Vice President and
                                     Chief Financial Officer

Date:  February 12, 1996
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                               INDEX TO EXHIBITS
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EXHIBIT                           DESCRIPTION                             PAGE
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  99        PacifiCorp news release issued February 12, 1996.
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